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                                                                   Exhibit 23.14


                      Consent of Independent Accountants
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-1 of our report dated March 26, 1999, relating to the financial statements of Commerx, Inc. which appears in the Registration Statement on Form S-1 (No. 333-91447) of Internet Capital Group, Inc.

PricewaterhouseCoopers LLP

Chicago, IL
December 14, 1999